Exhibit 10.5

Execution Version

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of December 16, 2020, by and among Leading BioSciences, Inc., a Delaware corporation, with headquarters located at 5800 Armada Drive, Suite 210, Carlsbad, CA 92008 (the "Company"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "Buyer" and collectively, the "Buyers").

WHEREAS:

A.                The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the "1933 Act"), and Rule 506(b) of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1933 Act.

B.                 The Company has authorized a new series of senior secured notes of the Company, in substantially the form attached hereto as Exhibit A (the "Notes").

C.     Each Buyer wishes to purchase, and the Company wishes to sell at the First Closing (as defined below), upon the terms and conditions stated in this Agreement, (i) that aggregate principal amount of Notes set forth opposite such Buyer's name in column (3) on the Schedule of Buyers attached hereto (which aggregate principal amount of Notes for all Buyers shall be $1,666,666.67) and (ii) warrants, in the form attached hereto as Exhibit B (the "Warrants"), representing the right to acquire the Company's common stock, par value $0.001 per share (the "Common Stock") set forth opposite such Buyer's name in column (4) on the Schedule of Buyers (such shares of Common Stock issuable upon exercise of the Warrants, collectively, the "Warrant Shares").

D.                Each Buyer wishes to purchase, and the Company wishes to sell at the Second Closing (as defined below), upon the terms and conditions stated in this Agreement, (i) that aggregate principal amount of Notes set forth opposite such Buyer's name in column (5) on the Schedule of Buyers attached hereto (which aggregate principal amount of Notes for all Buyers shall be $1,666,666.67) and (ii) Warrants representing the right to acquire Warrant Shares set forth opposite such Buyer's name in column (6) on the Schedule of Buyers.

E.                 Each Buyer wishes to purchase, and the Company wishes to sell at the Third Closing (as defined below), upon the terms and conditions stated in this Agreement, (i) that aggregate principal amount of Notes set forth opposite such Buyer's name in column (7) on the Schedule of Buyers attached hereto (which aggregate principal amount of Notes for all Buyers shall be $1,666,666.67) and (ii) representing the right to acquire Warrant Shares set forth opposite such Buyer's name in column (8) on the Schedule of Buyers.

F.      The Notes will rank senior to all outstanding and future indebtedness of the Company and its Subsidiaries (as defined below), will be guaranteed by all direct and indirect Subsidiaries of the Company, currently existing or created or acquired in the future and subject to certain exclusions and limitations, as evidenced by a guarantee agreement, in the form to be reasonably acceptable to the Buyers and entered into concurrently with the creation or acquisition of any Subsidiary ("Guarantee Agreement"), and will be secured by a first priority perfected security interest (subject to Permitted Liens under and as defined in the Notes) in all of the current and future assets (other than certain Excluded Assets (as defined in the Security Agreement (as defined below)) of the Company and all direct and indirect Subsidiaries of the Company, created or acquired in the future and subject to certain exclusions and limitations, as evidenced by a pledge and security agreement, in the form attached hereto as Exhibit C (as amended or modified from time to time in accordance with its terms, the "Security Agreement").

G.                The Notes, the Warrants and the Warrant Shares collectively are referred to herein as the "Securities."

NOW, THEREFORE, the Company and each Buyer hereby agree as follows:

1.      PURCHASE AND SALE OF NOTES.

(a)   Purchase of Notes.

(i)                 First Closing. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the First Closing Date (as defined below), (x) a principal amount of Notes as is set forth opposite such Buyer's name in column (3) on the Schedule of Buyers and (y) Warrants to acquire an initial amount of shares of Common Stock as is set forth opposite such Buyer's name in column (4) on the Schedule of Buyers(the "First Closing").

(ii)              Second Closing. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Second Closing Date (as defined below), (x) a principal amount of Notes as is set forth opposite such Buyer's name in column (5) on the Schedule of Buyers and (y) Warrants to acquire an initial amount of shares of Common Stock as is set forth opposite such Buyer's name in column (6) on the Schedule of Buyers (the "Second Closing").

(iii)            Third Closing. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Third Closing Date (as defined below), (x) a principal amount of Notes as is set forth opposite such Buyer's name in column (7) on the Schedule of Buyers and (y) Warrants to acquire an initial amount of shares of Common Stock as is set forth opposite such Buyer's name in column (8) on the Schedule of Buyers (the "Third Closing", and together with the First Closing and the Second Closing, each a "Closing").

(b)   Closing Date.

(i)                 First Closing Date. The date and time of the First Closing (the "First Closing Date") shall be 1:00 p.m., New York City time, on the date hereof (or such other date and time as is mutually agreed to by the Company and each Buyer) after notification of satisfaction (or waiver) of the conditions to the First Closing set forth in Sections 6 and 7 below, at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022. The location of the First Closing may be undertaken remotely by electronic transfer of First Closing documentation upon mutual agreement among the Company and the Buyers.

(ii)              Second Closing Date. The date and time of the Second Closing (the "Second Closing Date") shall be 1:00 p.m., New York City time, on February 1, 2021 (or such other date and time as is mutually agreed to by the Company and each Buyer) after notification of satisfaction (or waiver) of the conditions to the Second Closing set forth in Sections 6 and 7 below, at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022. The location of the Second Closing may be undertaken remotely by electronic transfer of Second Closing documentation upon mutual agreement among the Company and the Buyers.

(iii)            Third Closing Date. The date and time of the Third Closing (the "Third Closing Date", and together with the First Closing Date and the Second Closing Date, each a "Closing Date") shall be 1:00 p.m., New York City time, on a date determined by the Company, in its sole discretion, provided that the Third Closing Date shall (i) not be earlier than March 16, 2021, nor later than the earlier of (1) the closing of the Merger (as defined in the Merger Agreement) and (2) the termination of the Merger Agreement and (ii) not be earlier than the tenth (10th) calendar day following written notice of such determination provided to each Buyer by the Company, after notification of satisfaction (or waiver) of the conditions to the Third Closing set forth in Sections 6 and 7 below, at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022. The location of the Third Closing may be undertaken remotely by electronic transfer of Third Closing documentation upon mutual agreement among the Company and the Buyers.

(c)   Purchase Price. The aggregate purchase price for the Notes and the related Warrants to be purchased by each Buyer at the First Closing (the "First Purchase Price") shall be the amount set forth opposite each Buyer's name in column (9) of the Schedule of Buyers. The aggregate purchase price for the Notes to be purchased by each Buyer at the Second Closing (the "Second Purchase Price") shall be the amount set forth opposite each Buyer's name in column (10) of the Schedule of Buyers. The aggregate purchase price for the Notes to be purchased by each Buyer at the Third Closing (the "Third Purchase Price", and together with the First Purchase Price and the Second Purchase Price, the "Purchase Price") shall be the amount set forth opposite each Buyer's name in column (11) of the Schedule of Buyers. Each Buyer shall pay $750.00 for each $1,000 of principal amount of Notes and related Warrants to be purchased by such Buyer at each Closing. The Buyers and the Company agree that the Notes and the Warrants constitute an "investment unit" for purposes of Section 1273(c)(2) of the Internal Revenue Code of 1986, as amended (the "Code"). The Buyers and the Company mutually agree that the allocation of the issue price of such investment unit between the Notes and the Warrants in accordance with Section 1273(c)(2) of the Code and Treasury Regulation Section 1.1273-2(h) shall be an aggregate amount of $0.01 per $750 of Purchase Price to be allocated to the Warrants and the balance of the Purchase Price allocated to the Notes, and neither the Buyers nor the Company shall take any position inconsistent with such allocation in any tax return or in any judicial or administrative proceeding in respect of taxes.

(d)   Form of Payment. On the applicable Closing Date, (i) each Buyer shall pay its applicable Purchase Price to the Company for the Notes and the related Warrants to be issued and sold to such Buyer at such applicable Closing (less, in the case of Altium Growth Fund, LP (the "Lead Investor"), the amounts withheld pursuant to Section 4(d)), by wire transfer of immediately available funds in accordance with the Company's written wire instructions and (ii) the Company shall deliver to each Buyer (x) the applicable Notes (allocated in the principal amounts as such Buyer shall request) which such Buyer is then purchasing hereunder and (y) a Warrant pursuant to which such Buyer shall have the right to acquire the applicable number of Warrant Shares, in each case, duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

2.      BUYER'S REPRESENTATIONS AND WARRANTIES. Each Buyer, severally and not jointly, represents and warrants with respect to only itself that, as of the date hereof and as of each applicable Closing Date:

(a)   No Public Sale or Distribution. Such Buyer is (i) acquiring the Notes and the Warrants and (ii) upon exercise of the Warrants (other than pursuant to a Cashless Exercise (as defined in the Warrants)) will acquire the Warrant Shares issuable upon exercise of the Warrants, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Such Buyer is acquiring the Securities hereunder in the ordinary course of its business. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person (as defined below) to distribute any of the Securities. For purposes of this Agreement, "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(b)   Accredited Investor Status. Such Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

(c)   Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

(d)   Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained herein. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(e)   No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(f)    Transfer or Resale. Such Buyer understands that: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended, (or a successor rule thereto) (collectively, "Rule 144") or to an accredited investor in a private transaction exempt from the registration requirements of the 1933 Act; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person) through whom the sale is made may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document (as defined in Section 3(b)), including, without limitation, this Section 2(f).

(g)   Legends. Such Buyer understands that the certificates or other instruments representing the Notes and the Warrants and, until such time as the exchange of the Warrant Shares are freely tradable or have been registered under the 1933 Act as contemplated by the Registration Rights Agreement (as defined in the Primary Financing SPA (as defined in the Notes)), the stock certificates representing the Securities, except as set forth below, shall bear a restrictive legend in the following form (and a stop-transfer order may be placed against transfer of such stock certificates:

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [EXERCISABLE] HAVE BEEN] [THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL SELECTED BY THE HOLDER, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD (X) PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT OR (Y) TO AN ACCREDITED INVESTOR IN A PRIVATE TRANSACTION. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act, or (iii) the Securities can be sold, assigned or transferred pursuant to Rule 144 or to an accredited investor in a private transaction exempt from the registration requirements of the 1933 Act. The Company shall be responsible for the fees of its transfer agent and all DTC fees associated with such issuance, if any.

(h)   Validity; Enforcement. This Agreement and the other Transaction Documents to which such Buyer is a party have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(i)     No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the other Transaction Documents to which such Buyer is a party and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

3.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each of the Buyers that, as of the date hereof and as of each applicable Closing Date:

(a)   Organization and Qualification. Each of the Company and its "Subsidiaries" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns any of the capital stock or holds an equity or similar interest) are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, liabilities, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, individually or taken as a whole, or on the transactions contemplated hereby or on the other Transaction Documents (as defined below) or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform any of its obligations under any of the Transaction Documents. The Company has no Subsidiaries except as set forth in Schedule 3(a). The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of all liens, encumbrances and equities and claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

(b)   Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Notes, the Warrants, the Security Documents (as defined below), and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents") and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Notes and the Warrants and the reservation for issuance and the issuance of the Warrant Shares issuable upon exercise of the Warrants have been duly authorized by the Company's Board of Directors and (other than the filing of a Form D with the SEC and any other filings as may be required by any state securities agencies), except as disclosed in Schedule 3(b), no further filing, consent or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement and the other Transaction Documents have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies. Each of the Subsidiaries party to any of the Transaction Documents has the requisite power and authority to enter into and perform its obligations under such Transaction Documents. The execution and delivery by the Subsidiaries party to any of the Transaction Documents of such Transaction Documents and the consummation by such Subsidiaries of the transactions contemplated thereby have been duly authorized by such Subsidiaries' respective boards of directors (or other applicable governing body) and (other than filings as may be required by state securities agencies) no further filing, consent, or authorization is required by such Subsidiaries, their respective boards of directors (or other applicable governing body) or stockholders (or other applicable owners of equity of such Subsidiaries). The Transaction Documents to which any of the Subsidiaries are parties have been duly executed and delivered by such Subsidiaries, and constitute the legal, valid and binding obligations of such Subsidiaries, enforceable against them in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies. For purposes of this Agreement, the term "Security Documents" means Guarantee Agreement (if any), the Security Agreement, the Perfection Certificate (as defined in the Security Agreement), any account control agreement, any and all financing statements, fixture filings, security agreements, pledges, assignments, mortgages, deeds of trust, opinions of counsel, and all other documents requested by the Collateral Agent (as defined below) to create, perfect, and continue perfected or to better perfect the Collateral Agent's security interest in and liens on all of the assets of the Company and each of its Subsidiaries (whether now owned or hereafter arising or acquired, tangible or intangible, real or personal), and in order to fully consummate all of the transactions contemplated hereby and under the other Transaction Documents.

(c)   Issuance of Securities. The issuance of the Notes is duly authorized and, upon issuance, shall be validly issued and free from all preemptive or similar rights (except for those which have been validly waived prior to the date hereof), taxes, liens, charges and other encumbrances with respect to the issue thereof. The issuance of the Warrants are duly authorized and, upon issuance in accordance with the terms of the Transaction Documents, the Warrants shall be validly issued and free from all preemptive or similar rights (except for those which have been validly waived prior to the date hereof), taxes, liens and charges and other encumbrances with respect to the issue thereof. As of the applicable Closing Date, a number of shares of Common Stock shall have been duly authorized and reserved for issuance which equals (i) until the Closing Date (as defined in the Primary Financing SPA), the quotient obtained by dividing (x) the Principal amounts of all Notes issued and issuable pursuant to section 1(a), by (y) the Initial Exercise Price (as defined in the Warrants) (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events occurring after the date hereof), (ii) from and after the Closing Date (as defined in the Primary Financing SPA) until the Final Reset Date (as defined in the Warrants), the quotient obtained by dividing (x) the Principal amounts of all Notes issued and issuable pursuant to section 1(a), by (y) 25% of the Closing Per Share Price (as defined in the Primary Financing SPA) and (iii) from and after the Final Reset Date, the maximum number of shares of Common Stock as shall from time to time be necessary to effect the exercise in full of all of the Warrants then outstanding without regard to any limitation on exercise set forth therein (as applicable, the "Required Reserve Amount") (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events occurring after the date hereof). Upon exercise of the Warrants in accordance with the Warrants, the Warrant Shares when issued will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Assuming the accuracy of each of the representations and warranties set forth in Section 2 of this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.

(d)   No Conflicts. Except as disclosed in Schedule 3(d), the execution, delivery and performance of the Transaction Documents by the Company and any of its Subsidiaries parties to any of the Transaction Documents and the consummation by the Company and any of its Subsidiaries of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the Warrants and reservation for issuance and issuance of the Warrant Shares) will not (i) result in a violation of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and its Bylaws, as amended and as in effect on the date hereof (the "Bylaws"), any memorandum of association, certificate of incorporation, certificate of formation, bylaws, any certificate of designations or other constituent documents of the Company or any of its Subsidiaries, any capital stock of the Company or any of its Subsidiaries or the articles of association or bylaws of the Company or any of its Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws, rules and regulations) and including all applicable foreign, federal and state laws, rules and regulations applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except, in the case of clauses (ii) and (iii) above, as would not have or reasonably be expected to result in a Material Adverse Effect. The Company has furnished or made available to the Buyers true, correct and complete copies of its Certificate of Incorporation and its Bylaws, and the terms of all securities convertible into, or exercisable or exchangeable for shares of the Company's common stock, par value $0.001 per share (the "Common Stock") and the material rights of the holders thereof in respect thereto.

(e)   Consents. Except as disclosed in Schedule 3(e), neither the Company nor any of its Subsidiaries is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the filing of a Form D with the SEC and any other filings as may be required by any state securities agencies), any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any of its Subsidiaries is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the applicable Closing Date (or in the case of filings detailed above, will be made timely after the applicable Closing Date).

(f)    Acknowledgment Regarding Buyer's Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company or any of its Subsidiaries, (ii) an "affiliate" of the Company or any of its Subsidiaries (as defined in Rule 144) or (iii) to the knowledge of the Company, a "beneficial owner" of more than 10% of the Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended). The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

(g)   No General Solicitation; Placement Agent's Fees. Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions (other than for Persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby, including, without limitation, any placement agent fees payable to Evolution Venture Partners, LLC (the "Financial Advisor") in connection with the sale of the Securities. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim. The Company acknowledges that it has engaged the Financial Advisor in connection with the sale of the Securities. Other than the Financial Advisor, neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Securities.

(h)   No Integrated Offering. None of the Company, its Subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates and any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act or cause the offering of any of the Notes to be integrated with other offerings for purposes of any such applicable stockholder approval provisions.

(i)     Financial Statements. Except as set forth on Schedule 3(i), each of the Company and its Subsidiaries has no liabilities or obligations, absolute or contingent (individually or in the aggregate), except (i) liabilities and obligations incurred after June 30, 2020 in the ordinary course of business that are not material and (ii) obligations under contracts made in the ordinary course of business that would not be required to be reflected in financial statements prepared in accordance with U.S. generally accepted accounting principles, consistently applied during the periods involved ("GAAP"). The unaudited financial statements included herein as Exhibit D complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements fairly present in all material respects the financial position of each of the Company and its Subsidiaries, on a consolidated basis, at the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements will be subject to normal adjustments which will not be material, either individually or in the aggregate. No other information provided by or on behalf of the Company to any of the Buyers (including, without limitation, information referred to in Section 2(d) of this Agreement or in the disclosure schedules to this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

(j)     Absence of Certain Changes. Except as disclosed in Schedule 3(j)(i), since June 30, 2020, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company or its Subsidiaries. Except as disclosed in Schedule 3(j)(ii), since June 30, 2020, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $100,000 outside of the ordinary course of business or (iii) had capital expenditures, individually or in the aggregate, in excess of $100,000. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that any of its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the applicable Closing, will not be Insolvent (as defined below). For purposes of this Agreement, "Insolvent" means, with respect to any Person, (i) the present fair saleable value of such Person's assets is less than the amount required to pay such Person's total Indebtedness (as defined below), (ii) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(k)   Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under any certificate of designations, preferences or rights of any outstanding series of preferred stock of the Company (if any), its Certificate of Incorporation, its Bylaws or their organizational charter or memorandum of association or certificate of incorporation or articles of association or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate foreign, federal or state regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(l)     Sarbanes-Oxley Act. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

(m)        Transactions With Affiliates. Except as set forth in Schedule 3(m), none of the officers, directors or employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company or any of its Subsidiaries, any corporation, partnership, trust or other Person in which any such officer, director, or employee has a substantial interest or is an employee, officer, director, trustee or partner.

(n)   Indebtedness and Other Contracts. Neither the Company nor any of its Subsidiaries, (i) except as disclosed in Schedule 3(n)(i), has any outstanding Indebtedness (as defined below), (ii) except as disclosed in Schedule 3(n)(ii), is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would reasonably be expected to result in a Material Adverse Effect, (iii) except as disclosed in Schedule 3(n)(iii), is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) except as disclosed in Schedule 3(n)(iv), is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect. Schedule 3(n) provides a detailed description of the material terms of such outstanding Indebtedness. Schedule 3(n)(v) provides a list of all material contracts, agreements and instruments of the Company that would be required to be filed as exhibits to a Registration Statement on Form S-1 assuming the Company were to file such a registration statement on the date hereof or the Closing Date, as applicable. For purposes of this Agreement: (x) "Indebtedness" of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, "finance leases" in accordance with GAAP (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, is classified as a finance lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, claim, lien, tax, right of first refusal, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) "Contingent Obligation" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, finance lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(o)   Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Company's or its Subsidiaries capital stock or any of the Company's Subsidiaries or any of the Company's or its Subsidiaries' officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, except as set forth in Schedule 3(o). The matters set forth in Schedule 3(o) would not reasonably be expected to have a Material Adverse Effect.

(p)   Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(q)   Employee Benefits. Schedule 3(q) sets forth a complete and accurate list of all Benefit Plans that is an "employee pension benefit plan" within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), whether or not such plan is subject to ERISA (each, a "Pension Plan"). For purposes of this Section 3(u), a "Benefit Plan" means any employee benefit plan, program, policy, practices, or other arrangement providing benefits to any current or former employee, officer or director of the Company, its Subsidiaries or their affiliates or any beneficiary or dependent thereof that is sponsored or maintained by Company, its Subsidiaries or their affiliates contributes. Each Benefit Plan has been administered in all material respects in accordance with its terms all applicable laws and each of the Company, its Subsidiaries and their affiliates is in compliance in all material respects with all applicable provisions of ERISA and the terms of any Benefit Plan. No "reportable event" (as defined in ERISA) has occurred with respect to any Pension Plan; each of the Company, its Subsidiaries and their affiliates has not incurred and does not expect to incur material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any Pension Plan or any other "pension plan" (as defined in ERISA) or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended (the "Code"); and each Pension Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification. Except for liabilities that arise solely out of, or relate solely to, an Benefit Plan, none of the Company, its Subsidiaries or their affiliates has any current or contingent liabilities (i) to any "employee benefit plan" (as defined in ERISA); (ii) under Title IV of ERISA, (iii) under Section 302 of ERISA, (iv) under Sections 412 and 4971 of the Code, (v) as a result of a failure to comply with the continuation coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code, or (vi) under corresponding or similar provisions of foreign Laws or regulations. Each stock option, if any, granted by the Company, its Subsidiaries and their affiliates was granted (i) in accordance with the terms of the applicable stock option plan of such entity and (ii) with an exercise price at least equal to the fair market value of such capital stock on the date such stock option would be considered granted under GAAP and applicable law. The amount by which the actuarial present value of all accrued benefits under any Benefit Plan (whether or not vested) exceeds the fair market value of the assets of such Benefit Plan is properly accrued and reflected, in all material respects, in the PPM.

(r)    Employee Relations. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their respective employees are good. No executive officer of the Company or any of its Subsidiaries (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee the Company or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer's employment with the Company or any such Subsidiary. No executive officer or other key employee of the Company or any of its Subsidiaries, to the knowledge of the Company or any of its Subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. To the knowledge of the Company and its Subsidiaries, (i) no allegations of sexual harassment have been made against any employee of the Company or any of its Subsidiaries, and (ii) none of the Company or its Subsidiaries has entered into any settlement agreements related to allegations of sexual harassment or misconduct by an employee of the Company or any of its Subsidiaries.

(s)    Real Property.

(i)                 Schedule 3(s)(i) sets forth a complete and accurate list of all real property owned in fee (or the equivalent interest in the applicable jurisdiction) by the Company and its Subsidiaries (the "Owned Real Property"). Each of the Company and its Subsidiaries has good, valid and marketable title in fee simple to the Owned Real Property and to all personal property owned by it which is material to the business of the Company and its Subsidiaries, in each case, free and clear of all liens, encumbrances and defects except for Permitted Liens.

(ii)              Schedule 3(s)(ii) sets forth a complete and accurate list of all leases, subleases, licenses, occupancy and other agreements (including all amendments, modifications and supplements thereof and assignments and subleases thereof) (the "Company Leases"; and each, a "Company Lease") under which the Company or its Subsidiaries leases, subleases, licenses, uses or occupies (in each case whether as landlord, tenant, sublandlord, subtenant or by other occupancy arrangement), or has the right to use or occupy, now or in the future, any real property (the "Leased Real Property", and together with the Owned Real Property, collectively, the "Real Property"). Each of the Company and its Subsidiaries has a valid and enforceable leasehold estate in all Leased Real Property free and clear of all liens, encumbrances and defects except for Permitted Liens, and (ii) no default or breach by the Company or its Subsidiaries, nor any event with respect to the Company or its Subsidiaries that with notice or the passage of time would result in a default or breach, has occurred under any Company Lease, nor does the Company or its Subsidiaries have knowledge of the existence of, any default, event or circumstance that, with notice or lapse of time, or both, would constitute a default by any other contracting parties under any such Leased Real Property.

(iii)            None of the Company or its Subsidiaries has granted or entered into any sublease, license, option, right of first refusal or other contractual right or similar agreement to purchase, assign or dispose of the Real Property or to allow or grant to any third party the right to use or occupy the Real Property. None of the Company or its Subsidiaries has received any written notice of assessments for public improvements against the Real Property or written notice or law, rule, regulation, order, judgment or decree by any governmental authority, insurance company or board of fire underwriters or other body exercising similar functions that relates to violations of building, safety or fire ordinances or regulations that would have, or would reasonably be expected to have, a Material Adverse Effect on the value of such Real Property or its use in connection with the business of the Company or its Subsidiaries.

(t)     Intellectual Property Rights. The Company and its Subsidiaries owns (free and clear of all liens, encumbrances and defects except for Permitted Liens) or possesses a valid license or other lawful right to use all Intellectual Property Rights (as defined below) necessary, used or held for use, to conduct its business as presently conducted and as presently proposed to be conducted. Each of the registrations or applications for registration of Intellectual Property Rights (including issued patents and applications for patent) owned or licensed to the Company and its Subsidiaries is listed on Schedule 3(t)(i), and each item of such Intellectual Property Rights is valid and enforceable. Each of the licenses (in-bound or out-bound) of Intellectual Property Rights or other contracts (including settlement agreements) with respect to the use, ownership or enforcement of Intellectual Property Rights to which any of the Company and its Subsidiaries is a party is listed on Schedule 3(t)(ii), each such contract is valid and enforceable, and none of the Company or its Subsidiaries and, to the knowledge of the Company and its Subsidiaries, none of the counterparties to any such contract, is in material default or breach thereunder or thereof. Except as set forth in Schedule 3(t)(iii), none of the Company nor its Subsidiaries Intellectual Property Rights has expired or terminated, has been abandoned or canceled, or adjudged invalid or unenforceable or are scheduled or expected to expire or terminate or are scheduled or expected to be abandoned or canceled, or adjudged invalid or unenforceable, within three (3) months from the date of this Agreement. The conduct of the business of the Company and its Subsidiaries does not infringe, misappropriate or otherwise violate the Intellectual Property Rights of others, and in the past six (6) years, no claim, action or proceeding (including in the U.S. Patent and Trademark Office, or any corresponding non-U.S. authority, or before any other governmental authority) has been made or brought alleging the foregoing. There is no claim, action or proceeding that has been made or brought in the past six (6) years by or against, being threatened by or, to the knowledge of the Company and its Subsidiaries, being threatened against, Company and its Subsidiaries regarding Intellectual Property Rights, including any challenging the validity, enforceability, ownership, enforcement, patentability or registrability of such Intellectual Property Rights. To the knowledge of Company and its Subsidiaries, no third party is infringing, misappropriating or otherwise conflicting with its Intellectual Property Rights. None of the Company or its Subsidiaries are aware of any facts or circumstances which might give rise to any of the foregoing infringements, misappropriations or other conflicts, or claims, actions or proceedings. Each of the Company and its Subsidiaries has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Intellectual Property Rights and, to its knowledge, no unauthorized disclosure of any information comprising any Intellectual Property Rights has occurred. All present and former employees, consultants and independent contractors of each of the Company and its Subsidiaries that have been involved in the development of any material Intellectual Property Rights have entered into written agreements under which such Persons (A) agree to protect the trade secrets, know-how and other confidential information of the Company and its Subsidiaries, as applicable, and (B) assign to one of the Company or its Subsidiaries, as applicable, all right, title and interest in and to all Intellectual Property Rights created by such Person in the course of his, her or its employment or other engagement by one of the Company or its Subsidiaries. Except as set forth on Schedule 3(t)(iv), no United States federal or state agency or any other government or governmental agency, university, research institute or other similar organization has sponsored any research by Company and its Subsidiaries or been involved with or otherwise sponsored any development of any Intellectual Property Rights claimed by the Company or its Subsidiaries. For purposes of this Agreement, "Intellectual Property Rights" means all intellectual property and proprietary rights, including all (i) trademarks, trade names, service marks, service names, domain names, and other designation of origin, together with all goodwill associated therewith, (ii) original works of authorship and copyrights, (iii) patents and patent applications, together with all divisionals, continuations, continuations-in-part, reissues and reexaminations thereof, including all rights to file applications for patent, (iv) trade secrets, know-how and other confidential information and (v) inventions, licenses, approvals and governmental authorizations.

(u)   IT Systems; Data Privacy and Security. The information technology and computer systems, including the software, firmware, hardware, equipment, networks, data communication lines, interfaces, databases, storage media, websites, platforms and related systems owned, licensed or leased by the Company and its Subsidiaries (collectively, "IT Systems") are sufficient for the conduct of each of the businesses of the Company and its Subsidiaries, in all material respects, and to the knowledge of each of the Company and its Subsidiaries, do not contain any "viruses", "worms", "time-bombs", "key-locks", or any other devices intentionally designed to disrupt or interfere with the operation of the IT Systems or equipment upon which the IT Systems operate, or the integrity of the data, information or signals the IT Systems produce; and during the last two (2) years, there have been no material failures, breakdowns, continued substandard performance or other adverse events affecting any of the IT Systems. Each of the Company and its Subsidiaries has and maintains commercially reasonable business continuity and disaster recovery plans, procedures and facilities appropriate for its business and has taken commercially reasonable steps to safeguard the integrity and security of the IT Systems, and to the knowledge of each of the Company and its Subsidiaries, there has been no unauthorized access, or any intrusions or breaches, of the IT Systems during the last two (2) years. Each of the Company and its Subsidiaries is, and during the last three (3) years has been, in compliance in all material respects with all Data Privacy and Security Laws applicable to it. Each of the Company and its Subsidiaries has maintained and posted all requisite privacy notices pursuant to Data Privacy and Security Laws. Each of the Company and its Subsidiaries has commercially reasonable security measures in place designed to protect all Personal Data under its control or in its possession from unauthorized use, access, modification or destruction. During the last three (3) years, none of the Company nor its Subsidiaries has suffered any breach in security or other incident that has permitted any unauthorized access to the Personal Data under its control or possession. Each of the Company and its Subsidiaries maintains, and has remained in compliance, in all material respects, with, a comprehensive written information security program that includes commercially reasonable administrative, physical and technical measures intended to protect the confidentiality, integrity, availability and security of Personal Data in is possession or under its control and the IT Systems against any unauthorized control, use, access, interruption, modification or corruption and to ensure the continued, uninterrupted and error-free operation of the IT Systems. There are no material claims, actions or proceedings against or affecting any of the Company or its Subsidiaries pending or threatened in writing, relating to or arising under Data Privacy and Security Laws. None of the Company nor its Subsidiaries has received any written notices from the Department of Justice, U.S. Department of Education, Federal Trade Commission, or the Attorney General of any state, or any equivalent foreign governmental authority, relating to possible violations of Data Privacy and Security Laws. For purposes of this Agreement, (i) "Data Privacy and Security Laws" shall mean (a) all applicable laws relating to the Processing of Personal Data or otherwise relating to privacy, data protection, data security, cyber security, breach notification or data localization, and (b) all published policies of the Company and its Subsidiaries relating to the Processing of Personal Data or otherwise relating to privacy, data protection, data security, cyber security, breach notification or data localization; (ii) "Process" or "Processing" shall mean the collection, use, storage, processing, recording, distribution, transfer, import, export, protection, disposal or disclosure or other activity regarding or operations performed on data or information (whether electronically or in any other form or medium); and (iii) "Personal Data" shall mean any information that, alone or in combination with other information held by the Company and its Subsidiaries, allows the identification of an individual, including name, street address, telephone number, e-mail address, photograph, social security number, driver's license number, passport number, customer or account number, biometrics, IP address, geolocation data or persistent device identifier, or any other information that is otherwise considered personal information, personal data, protected health information and is regulated by applicable Data Privacy and Security Laws.

(v)   Environmental Laws. Each of the Company and its Subsidiaries (i) is in compliance with any and all applicable Environmental Laws (as hereinafter defined), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its respective business and (iii) is in compliance, in all material respects, with all terms and conditions of any such permit, license or approval. Neither the Company nor its Subsidiaries has received from any Person or governmental authority any written claim, demand, notice of violation, citation or notice of potential liability under any Environmental Law that remains pending or unresolved and, to the knowledge of each of the Company and its Subsidiaries, no such claims, demands, citations or notices have been threatened in writing. Except as would not reasonably be expected, individually or in the aggregate, to have a material effect on the operations of the business or result in material liability of the Company or its Subsidiaries, (i) there has been no Release (as hereinafter defined) of Hazardous Materials (as hereinafter defined) that could reasonably be expected to result in a claim or liability under any Environmental Law in, at, on or under or migrating from any real property currently or formerly owned, leased or operated by the Company or its Subsidiaries or in, at, on or under any other property to which of the Company or its Subsidiaries sent Hazardous Materials for treatment or disposal; (ii) neither the Company nor its Subsidiaries is a party to any agreement or the subject of any law, rule, regulation, order, judgment or decree that requires the Company or its Subsidiaries to conduct a remedial action with respect to Hazardous Materials or requires the Company or its Subsidiaries to indemnify, defend or hold harmless any governmental authority or Person from or against any claim or liability under Environmental Laws; and (iii) to the knowledge of the Company and its Subsidiaries, there are no underground storage tanks at any real property currently owned, leased or operated by the Company or its Subsidiaries. The Company and its Subsidiaries have made available to Buyers (i) true and correct copies of all permits, licenses and approvals maintained by the Company or its Subsidiaries in compliance with Environmental Laws; and (ii) all material environmental reports, audits, site assessments and studies related to the Company and its Subsidiaries, its operations and currently and formerly owned, leased and operated real property. The term "Environmental Laws" means all laws relating to pollution or protection of human health and safety, natural resources or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all laws, rules, orders, judgments, decrees, authorizations, codes, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, permits, plans or regulations issued, entered, promulgated or approved thereunder. The term "Release" means any depositing, spilling, leaking, pumping, pouring, placing, emitting, discarding, abandoning, emptying, discharging, dispersal, migrating, injecting, escaping, leaching, dumping, or disposing on or into the indoor or outdoor environment.

(w) Subsidiary Rights. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

(x)   Tax Status. The Company and each of its Subsidiaries (i) has timely filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except as set forth in Schedule 3(x), there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(y)   Internal Accounting. The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and applicable law, and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Except as set forth in Schedule 3(y), during the twelve months prior to the date hereof neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant relating to any material weakness in any part of the system of internal accounting controls of the Company or any of its Subsidiaries.

(z)   Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that would be reasonably likely to have a Material Adverse Effect.

(aa)         Investment Company Status. The Company is not, and upon consummation of the sale of the Securities, will not be, an "investment company," an affiliate of an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

(bb)        Ranking of Notes. No Indebtedness of the Company or any of its Subsidiaries is senior to the Notes in right of payment, whether with respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise.

(cc)         Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result, or that could reasonably be expected to cause or result, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) other than the Financial Advisor, sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) other than the Financial Advisor, paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(dd)           FDA. As to each product subject to the jurisdiction of the U.S. Food and Drug Administration (the "FDA") under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder ("FDCA") that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of its Subsidiaries (each such product, a "Pharmaceutical Product"), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Material Adverse Effect. There is no pending, completed or, to the Company's knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries, and which, either individually or in the aggregate, would have a Material Adverse Effect. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA.  Except as set forth on Schedule 3(dd) or as disclosed in the SEC Documents (as defined below), the Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company.

(ee)         U.S. Real Property Holding Corporation. The Company is not, and has never been, a U.S. real property holding corporation within the meaning of Section 897 of the Code, and the Company shall so certify upon any Buyer's request.

(ff)  Transfer Taxes. On the applicable Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(gg)        Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or affiliates is subject to the Bank Holding Company Act of 1956, as amended (the "BHCA") and to regulation by the Board of Governors of the Federal Reserve System (the "Federal Reserve"). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(hh)           Compliance with Anti-Money Laundering Laws. The operations of the Company and its Subsidiaries and their affiliates are and has been conducted at all times in compliance with all applicable U.S. and non-U.S. Laws, rules and regulations relating to terrorism or money laundering, including, without limitation, the Currency and Foreign Transactions Reporting Act of 1970, as amended, the U.S. Bank Secrecy Act, as amended by the USA PATRIOT Act of 2001, and the U. S. Money Laundering Control Act of 1986 (18 U.S.C. §§1956 and 1957), as amended, and any applicable law prohibiting or directed against the financing or support of terrorist activities (e.g., 18 U.S.C. §§ 2339A and 2339B), and the rules and regulations promulgated thereunder, and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency or self-regulatory body (collectively, the "Anti-Money Laundering Laws"), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its Subsidiaries or any of their affiliates with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, its Subsidiaries or any of their affiliates, threatened.

(ii)  No Conflicts with Sanctions Laws. Neither the Company nor any of its Subsidiaries, nor any owner or shareholder, director, officer, employee, agent, affiliate or other Person associated with or acting on behalf of the Company, its Subsidiaries or their affiliates is, or is directly or indirectly, individually or in the aggregate, owned or controlled by any Person that is currently the subject or the target of any sanctions administered or enforced by the U.S. government including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury ("OFAC") or the U.S. Departments of State or Commerce and including, without limitation, the designation as a "Specially Designated National" or on the "Sectoral Sanctions Identifications List" (collectively, "Blocked Persons"), the United Nations Security Council, the European Union, Her Majesty's Treasury of the United Kingdom or any other relevant sanctions authority (collectively, "Sanctions Laws"), or any Person with whom or with which a U.S. Person is prohibited from dealing under any of the Sanctions Laws; Neither the Company nor any of its Subsidiaries, nor any director, officer, employee, agent, affiliate or other Person associated with or acting on behalf of the Company, its Subsidiaries or their affiliates, is located, organized, resident or doing business in a country or territory that is the subject or target of a comprehensive embargo or Sanctions Laws prohibiting dealings with the country or territory, which as of the date hereof, include, without limitation, Crimea, Cuba, Iran, North Korea, and Syria (each, a "Sanctioned Country"); the Company and its Subsidiaries are in compliance with all Sanctions Laws; the Company and its Subsidiaries maintain in effect and enforces policies and procedures designed to ensure compliance by the Company and its Subsidiaries with applicable Sanctions Laws; none of the Company nor its Subsidiaries, nor any director, officer, employee, agent, affiliate or other Person associated with or acting on behalf of the Company, its Subsidiaries or their affiliates, acting in any capacity in connection with the operations of the Company, its Subsidiaries or their affiliates, conducts any business with or for the benefit of any Blocked Person or engages in making or receiving any contribution of funds, goods or services to, from or for the benefit of any Blocked Person, or deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked or subject to blocking pursuant to any applicable Sanctions Laws; no action of the Company, its Subsidiaries or their affiliates in connection with (i) the execution, delivery and performance of this Agreement and the other Transaction Documents, (ii) the issuance and sale of the Securities, or (iii) the direct or indirect use of proceeds from the Securities or the consummation of any other transaction contemplated hereby or by the other Transaction Documents or the fulfillment of the terms hereof or thereof, will result in the proceeds of the transactions contemplated hereby and by the other Transaction Documents being used, or loaned, contributed or otherwise made available, directly or indirectly, to any Subsidiary, joint venture partner or other Person, for the purpose of (i) unlawfully funding or facilitating any activities of or business with any Person that, at the time of such funding or facilitation, is the subject or target of Sanctions Laws, (ii) unlawfully funding or facilitating any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions Laws. For the past five (5) years, each of the Company, its Subsidiaries and their affiliates has not knowingly engaged in and is not now knowingly engaged in any dealings or transactions with any Person that at the time of the dealing or transaction is or was the subject or the target of Sanctions Laws or with any Sanctioned Country.

(jj)  Anti-Bribery. None of the Company, its Subsidiaries or their affiliates nor anyone acting on their behalf have made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law. None of the Company, its Subsidiaries or their affiliates, nor any owner or shareholder, director, officer, agent, employee or other Person associated with or acting on behalf of the Company, its Subsidiaries or their affiliates, has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee, to any employee or agent of a private entity with which any of the Company, its Subsidiaries or their affiliates does or seeks to do business or to foreign or domestic political parties or campaigns, (iii) violated or is in violation of any provision of any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions or any applicable provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended (the "FCPA"), the U.K. Bribery Act 2010, or any other similar law of any other jurisdiction in which any of the Company, its Subsidiaries or their affiliates operates its business, including, in each case, the rules and regulations thereunder (collectively, the "Anti-Bribery Laws"), (iv) taken, is currently taking or will take any action in furtherance of an offer, payment, gift or anything else of value, directly or indirectly, to any Person while knowing that all or some portion of the money or value will be offered, given or promised to anyone to improperly influence official action, to obtain or retain business or otherwise to secure any improper advantage or (v) otherwise made any offer, bribe, rebate, payoff, influence payment, unlawful kickback or other unlawful payment; Each of the Company, its Subsidiaries and their affiliates has instituted and has maintained, and will continue to maintain, policies and procedures reasonably designed to promote and achieve compliance with the Anti-Bribery Laws and with this representation and warranty; none of the Company, its Subsidiaries or their affiliates will directly or indirectly use the proceeds of the convertible securities or lend, contribute or otherwise make available such proceeds to any subsidiary, affiliate, joint venture partner or other Person for the purpose of financing or facilitating any activity that would violate the Anti-Bribery Laws; there are, and have been, no allegations, investigations or inquiries with regard to a potential violation of any Anti-Bribery Laws by the Company, its Subsidiaries or their affiliates, or any of their respective current or former directors, officers, employees, owners, shareholders, stockholders, representatives, agents or other Persons acting or purporting to act on their behalf.

(kk)        No Additional Agreements. Neither the Company nor any of its Subsidiaries have any agreement or understanding with any Buyer with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(ll)  Disclosure. All disclosure provided to the Buyers regarding the Company, or any of its Subsidiaries, their business and the transactions contemplated hereby, including the disclosure schedules to this Agreement, furnished by or on behalf of the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of the Company to Buyers pursuant to or in connection with this Agreement and the other Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading. Each press release issued by the Company or any of its Subsidiaries during the twelve (12) months preceding the date of this Agreement did not, at the time of release, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof which has not been so publicly disclosed. The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

(mm)   Stock Option Plans. Each stock option, if any, granted by the Company was granted (i) in accordance with the terms of the applicable stock option plan of the Company and (ii) with an exercise price at least equal to the fair market value of Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company's stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(nn)        No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company's ability to perform any of its obligations under any of the Transaction Documents.

(oo)        No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) under the 1933 Act ("Regulation D Securities"), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an "Issuer Covered Person" and, together, "Issuer Covered Persons") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Buyers a copy of any disclosures provided thereunder.

(pp)        Other Covered Persons. The Company is not aware of any Person (other than the Financial Advisor) that has been or will be paid (directly or indirectly) remuneration for solicitation of Buyers or potential purchasers in connection with the sale of any Regulation D Securities.

(qq)        Notice of Disqualification Events. The Company will notify the Buyers and the Financial Advisor in writing, prior to each Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

(rr)  Merger Agreement. The Company has delivered to such Buyer a duly executed copy of the Agreement and Plan of Merger by and among the Company, Seneca Biopharma, Inc., Townsgate Acquisition Sub 1, Inc., a Delaware corporation and wholly owned subsidiary of Seneca, and the Company, dated as of December 16, 2020 (the "Merger Agreement"). The representations and warranties of the Company included in the Merger Agreement are true and correct as of the date hereof (except for representations and warranties that speak as of a specific date which are true and correct as of such specified date), and the Company has no reason to believe that the Closing (as defined in the Merger Agreement) will not occur.

(ss)          Dilutive Effect. The Company understands and acknowledges that the number of Warrant Shares issuable pursuant to the terms of the Warrants will increase in certain circumstances. The Company further acknowledges that its obligation to issue Warrant Shares pursuant to the terms of the Warrants in accordance with this Agreement and with the Warrants are absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other members or stockholders of the Company.

(tt)           Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested shareholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its formation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and any Buyer's ownership of the Securities. The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company or any of its Subsidiaries.

(uu)           Shell Company Status. The Company is not, and has never been, an issuer identified in Rule 144(i)(1) of the 1933 Act.

4.      COVENANTS.

(a)   Best Efforts. Each party shall use its best efforts timely to satisfy each of the covenants and the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

(b)   Form D and Blue Sky. The Company agrees to file a Form D with respect to the Notes and Warrants as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before each Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the applicable Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the applicable Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following each Closing Date.

(c)   Use of Proceeds. The Company will use the proceeds from the sale of the Securities solely as set forth in Schedule 4(c).

(d)   Fees. The Company shall pay an expense allowance to the Lead Investor (a Buyer) or its designee(s) for all costs and expenses incurred in connection with the transactions contemplated by the Transaction Documents through each Closing Date (including all legal fees and disbursements in connection therewith, documentation and implementation of the transactions contemplated by the Transaction Documents and due diligence in connection therewith) not reimbursed by the Company on or prior to the First Closing, which amount, at the option of the Lead Investor, may be withheld by such Buyer from its applicable Purchase Price at the applicable Closing; provided, however, in no event will the amount of costs, fees and expenses of the Lead Investor to be reimbursed by the Company in connection with this Agreement exceed $100,000 (including any amounts paid to the Lead Investor or its counsel prior to the First Closing in connection with this Agreement). The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or broker's commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby, including, without limitation, any fees or commissions payable to the Financial Advisor. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

(e)   Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by a Buyer in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(f) hereof; provided that a Buyer and its pledgee shall be required to comply with the provisions of Section 2(f) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Buyer.

(f)    Additional Notes or Warrants. So long as any Buyer beneficially owns any Notes or Warrants, the Company will not issue any Notes or Warrants other than to the Buyers as contemplated hereby and the Company shall not issue any other securities that would cause a breach or default under the Notes of Warrants.

(g)   Corporate Existence. So long as any Buyer beneficially owns any Securities, the Company shall (i) maintain its corporate existence and (ii) not be party to any Fundamental Transaction (as defined in the Notes and Warrants) while any Notes are outstanding and thereafter only if the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Warrants.

(h)              Reservation of Shares. While any Warrants remain outstanding, the Company shall take all action necessary to have authorized, and reserved for the purpose of issuance, no less than the number of shares of Common Stock equal to the Required Reserve Amount. If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the requirements set forth in this Section 4(h), the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under this Section 4(h), in the case of an insufficient number of authorized shares, obtain stockholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of Common Stock to ensure that the number of authorized shares is sufficient to meet the requirements set forth in this Section 4(h).

(i)     Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, including, without limitation, FCPA and other applicable Anti-Bribery Laws, OFAC regulations and other applicable Sanctions Laws, and Anti-Money Laundering Laws.

(i)                 None of the Company nor any of its Subsidiaries or affiliates, directors, officers, employees, representatives or agents shall:

(a)       conduct any business or engage in any transaction or dealing with or for the benefit of any Blocked Person, including the making or receiving of any contribution of funds, goods or services to, from or for the benefit of any Blocked Person;

(b)       deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked or subject to blocking pursuant to the applicable Sanctions Laws;

(c)       use any of the proceeds of the transactions contemplated by this Agreement to finance, promote or otherwise support in any manner any illegal activity, including, without limitation, any Anti-Money Laundering Laws, Sanctions Laws, or Anti-Bribery Laws; or

(d)       violate, attempt to violate, or engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, any of the Anti-Money Laundering Laws, Sanctions Laws, or Anti-Bribery Laws, or that would cause Buyers to be in violation of the Anti-Bribery Laws, Anti-Money Laundering Laws or Sanctions Laws.

(ii)              The Company shall maintain in effect and enforce policies and procedures designed to ensure compliance by it and its Subsidiaries and their directors, officers, employees, agents representatives and affiliates with the Sanctions Laws and Anti-Bribery Laws.

(iii)            The Company will promptly notify the Buyers in writing if any of it, or any of its Subsidiaries or affiliates, directors, officers, employees, representatives or agents, shall become a Blocked Person, or become directly or indirectly owned or controlled by a Blocked Person.

(iv)             The Company shall provide such information and documentation as the Buyers or any of their affiliates may require to satisfy compliance with the Anti-Money Laundering Laws, Sanctions Laws, or Anti-Bribery Laws.

(v)               The Company shall promptly notify the Buyers in writing should it become aware (a) of any changes to these covenants, or (b) if it cannot comply with the covenants set forth herein. The Company shall also promptly notify the Buyers in writing should they become aware of an investigation, litigation or regulatory action relating to an alleged or potential violation of the Anti-Money Laundering Laws, Sanctions Laws, and Anti-Bribery Laws.

(vi)             The Company shall not transfer to any Subsidiary of the Company any assets, rights, liabilities, obligations or commitments of any type whatsoever, nor shall the Company permit any Subsidiary of the Company to acquire any assets or rights, or to incur any liabilities, obligations or commitments, of any kind.

(j)     Collateral Agent.

(i)                 Each Buyer hereby (a) appoints the Lead Investor as the collateral agent hereunder and under the Security Documents (in such capacity, the "Collateral Agent"), and (b) authorizes the Collateral Agent (and its officers, directors, employees and agents) to take such action on such Buyer's behalf in accordance with the terms hereof and thereof. The Collateral Agent shall not have, by reason hereof or pursuant to any Security Documents, a fiduciary relationship in respect of any Buyer. Neither the Collateral Agent nor any of its officers, directors, employees and agents shall have any liability to any Buyer for any action taken or omitted to be taken in connection hereof or the Security Documents except to the extent caused by its own gross negligence or willful misconduct, and each Buyer agrees to defend, protect, indemnify and hold harmless the Collateral Agent and all of its officers, directors, employees and agents (collectively, the "Collateral Agent Indemnitees") from and against any losses, damages, liabilities, obligations, penalties, actions, judgments, suits, fees, costs and expenses (including, without limitation, reasonable attorneys' fees, costs and expenses) incurred by such Collateral Agent Indemnitee, whether direct, indirect or consequential, arising from or in connection with the performance by such Collateral Agent Indemnitee of the duties and obligations of Collateral Agent pursuant hereto or any of the Security Documents.

(ii)              The Collateral Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Transaction Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

(iii)            The Collateral Agent may resign from the performance of all its functions and duties hereunder and under the Notes and the Security Documents at any time by giving at least ten (10) Business Days prior written notice to the Company and each holder of the Notes. Such resignation shall take effect upon the acceptance by a successor Collateral Agent of appointment as provided below. Upon any such notice of resignation, the holders of a majority of the outstanding principal amount of Notes shall appoint a successor Collateral Agent. Upon the acceptance of the appointment as Collateral Agent, such successor Collateral Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement, the Notes and the Security Agreement. After any Collateral Agent's resignation hereunder, the provisions of this Section 4(i) shall inure to its benefit. If a successor Collateral Agent shall not have been so appointed within said ten (10) Business Day period, the retiring Collateral Agent shall then appoint a successor Collateral Agent who shall serve until such time, if any, as the holders of a majority of the outstanding principal amount of Notes appoints a successor Collateral Agent as provided above. As used herein, "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to "stay at home", "shelter-in-place", "non-essential employee" or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York, New York generally are open for use by customers on such day.

(iv)             The Company hereby covenants and agrees to take all actions as promptly as practicable reasonably requested by either the holders of a majority of the outstanding principal amount of Notes or the Collateral Agent (or its successor), from time to time pursuant to the terms of this Section 4(i), to secure a successor Collateral Agent satisfactory to such requesting part(y)(ies), in their sole discretion, including, without limitation, by paying all fees of such successor Collateral Agent, by having the Company agree to indemnify any successor Collateral Agent and by each of the Company executing a collateral agency agreement or similar agreement and/or any amendment to the Security Documents reasonably requested or required by the successor Collateral Agent.

(k)   Additional Issuances of Securities.

(i)                 For purposes of this Section 4(j), the following definitions shall apply.

(1)   "Convertible Securities" means any stock or securities (other than Options (as defined below)) convertible into or exercisable or exchangeable for Common Stock.

(2)   "Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

(3)   "Common Stock Equivalents" means, collectively, Options and Convertible Securities.

(4)   "Subsequent Placement" means any direct or indirect, offer, sale, grant any option to purchase, or other disposition of any of the Company's or its Subsidiaries' equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security whether or not such security is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock or Common Stock Equivalents.

(ii)              The Company shall not enter into any Subsequent Placement other than as contemplated by the Primary Financing SPA, unless the Company has prepaid the Notes in full pursuant to Section 2(a) or Section 2(b) of the Notes or it has complied with this Section 4(j)(ii).

(1)   The Company shall deliver to each Buyer an irrevocable written notice (the "Offer Notice") of any proposed or intended issuance or sale or exchange (the "Offer") of the securities being offered (the "Offered Securities") in a Subsequent Placement, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with such Buyers an amount of the Offered Securities for a purchase price equal to all Outstanding Amounts of the Notes assuming all Notes were issued pursuant to Section 1(a) including all accrued Interest thereon, allocated among such Buyers (a) based on such Buyer's pro rata portion of the aggregate principal amount of Notes purchased hereunder (the "Basic Amount"), and (b) with respect to each Buyer that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Buyers as such Buyer shall indicate it will purchase or acquire should the other Buyers subscribe for less than their Basic Amounts (the "Undersubscription Amount"), which process shall be repeated until the Buyers shall have an opportunity to subscribe for any remaining Undersubscription Amount.

(2)   To accept an Offer, in whole or in part, such Buyer must deliver a written notice to the Company prior to the end of the tenth (10th) Business Day after such Buyer's receipt of the Offer Notice (the "Offer Period"), setting forth the portion of such Buyer's Basic Amount that such Buyer elects to purchase and, if such Buyer shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Buyer elects to purchase (in either case, the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Buyers are less than the total of all of the Basic Amounts, then each Buyer who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the "Available Undersubscription Amount"), each Buyer who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Buyer bears to the total Basic Amounts of all Buyers that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent its deems reasonably necessary. Notwithstanding anything to the contrary contained herein, if the Company desires to modify or amend the terms and conditions of the Offer prior to the expiration of the Offer Period, the Company may deliver to the Buyers a new Offer Notice and the Offer Period shall expire on the tenth (10th) Business Day after such Buyer's receipt of such new Offer Notice.

(3)   The Company shall have ten (10) Business Days from the expiration of the Offer Period above to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Buyers (the "Refused Securities") pursuant to a definitive agreement (the "Subsequent Placement Agreement") but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring Person or Persons or less favorable to the Company than those set forth in the Offer Notice.

(4)   In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4(j)(ii)(3) above), then each Buyer may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such Buyer elected to purchase pursuant to Section 4(j)(ii)(2) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Buyers pursuant to Section 4(j)(ii)(3) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Buyer so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Buyers in accordance with Section 4(j)(ii)(1) above.

(5)   Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Buyers shall acquire from the Company, and the Company shall issue to the Buyers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 4(j)(ii)(3) above if the Buyers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Buyers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Buyers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Buyers and their respective counsel.

(6)   Any Offered Securities not acquired by the Buyers or other Persons in accordance with Section 4(j)(ii)(3) above may not be issued, sold or exchanged until they are again offered to the Buyers under the procedures specified in this Agreement.

(7)   The Company and the Buyers agree that if any Buyer elects to participate in the Offer, neither the Subsequent Placement Agreement with respect to such Offer nor any other transaction documents related thereto shall include any term or provisions whereby any Buyer shall be required to agree to any restrictions in trading as to any securities of the Company owned by such Buyer prior to such Subsequent Placement.

(8)   Notwithstanding anything to the contrary in this Section 4(j) and unless otherwise agreed to by the Buyers, the Company shall either confirm in writing to the Buyers that the transaction with respect to the Subsequent Placement has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case in such a manner such that the Buyers will not be in possession of material non-public information, by the fifteenth (15th) Business Day following delivery of the Offer Notice. If by the fifteenth (15th) Business Day following delivery of the Offer Notice no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been received by the Buyers, such transaction shall be deemed to have been abandoned and the Buyers shall not be deemed to be in possession of any material, non-public information with respect to the Company. Should the Company decide to pursue such transaction with respect to the Offered Securities, the Company shall provide each Buyer with another Offer Notice and each Buyer will again have the right of participation set forth in this Section 4(j)(ii). The Company shall not be permitted to deliver more than one such Offer Notice to the Buyers in any 60 day period.

(l)     Within thirty (30) calendar days after the Closing (or such later date as determined by the Collateral Agent in its reasonable discretion), (i) the Collateral Agent shall have received an account control agreement with respect to each account referred to in Schedule IV of the Security Agreement as in effect on the date hereof, in form and substance satisfactory to the Collateral Agent, duly executed by the Company and such bank or financial institution, or (ii) the Company shall enter into such other arrangements as are satisfactory to the Collateral Agent, as required under Section 5(i) of the Security Agreement and subject to the terms thereof.

(m) Closing Documents. On or prior to fourteen (14) calendar days after the applicable Closing Date, the Company agrees to deliver, or cause to be delivered, to each Buyer and Schulte Roth & Zabel LLP a complete closing set of the executed Transaction Documents, Notes and any other documents required to be delivered to any party pursuant to Section 7 hereof or otherwise.

5.      REGISTER; TRANSFER AGENT INSTRUCTIONS.

(a)   Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes and Warrants in which the Company shall record the name and address of the Person in whose name the Notes and Warrants have been issued (including the name and address of each transferee), the principal amount of Notes held by such Person and the number of Warrant Shares issuable upon exercise of the Warrants held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

(b)   Transfer Agent Instructions. If and when the Common Stock is registered under the 1934 Act, the Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, in the form attached as Exhibit F to the Primary Financing SPA, to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of each Buyer or its respective nominee(s), upon exercise of the Warrant in such amounts as specified from time to time by each Buyer to the Company upon exercise of the Warrants. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions (as defined in the Primary Financing SPA) referred to therein, and stop transfer instructions to give effect to Section 2(f) hereof, will be given by the Company to its Transfer Agent, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents. If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(f), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves the Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the transfer agent shall issue such Securities to the Buyer, assignee or transferee, as the case may be, without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

6.      CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the applicable Notes and the related Warrants to each Buyer at the applicable Closing is subject to the satisfaction, at or before the applicable Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i)                 Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(ii)              Such Buyer shall have delivered the applicable Purchase Price (less, in the case of the Lead Investor, the amounts withheld pursuant to Section 4(d)) for the Notes and related Warrants being purchased by such Buyer at the applicable Closing pursuant to Section 1(d) hereof by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

(iii)            The representations and warranties of such Buyer shall be true and correct as of the date when made and as of the applicable Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and such Buyer shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the applicable Closing Date.

(iv)             The Merger Agreement shall not have been terminated as of the applicable Closing Date.

7.      CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

The obligation of each Buyer hereunder to purchase the applicable Notes and the related Warrants at the applicable Closing is subject to the satisfaction, at or before the applicable Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)                 The Company and each of its Subsidiaries shall have duly executed and delivered to such Buyer each of the Transaction Documents to which it is a party (with the Notes and Warrants allocated in such principal amounts as such Buyer shall request), being purchased by such Buyer at the applicable Closing pursuant to this Agreement.

(ii)              Such Buyer shall have received the opinion of Cooley LLP, the Company's outside counsel, dated as of the applicable Closing Date, in substantially the form of Exhibit E attached hereto.

(iii)            The Company shall have delivered to such Buyer a certificate evidencing the good standing of the Company and each of its Subsidiaries in each such entity's jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within ten (10) days prior to the applicable Closing Date.

(iv)             The Company shall have delivered to such Buyer a certificate evidencing the Company's and each of its Subsidiaries' qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company and its Subsidiaries conduct business, as of a date within ten (10) days prior to the applicable Closing Date.

(v)               The Company shall have delivered to such Buyer a certified copy of the Certificate of Incorporation and the organizational documents of each of its Subsidiaries as certified by the Secretary of State (or comparable office) of the jurisdiction of formation of the Company and each of its Subsidiaries within ten (10) days prior to the applicable Closing Date.

(vi)             The Company shall have delivered to such Buyer a certificate, executed by the Secretary of the Company and dated as of the applicable Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company's Board of Directors and each of its Subsidiaries' applicable governing body in a form reasonably acceptable to such Buyer and (ii) the Certificate of Incorporation and Bylaws and the organizational documents of each of its Subsidiaries, each as in effect at the applicable Closing, in the form attached hereto as Exhibit F.

(vii)          The representations and warranties of the Company set forth in (i) Section 3 shall be true and correct as of the date when made and as of the applicable Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date) and (ii) the Merger Agreement are true and correct as of the applicable Closing Date (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and the Company shall have no reason to believe that the Closing (as defined in the Merger Agreement) will not occur, and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the applicable Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the applicable Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit G.

(viii)        The Company shall have delivered to such Buyer a duly executed Merger Agreement by all parties thereto, which shall not have been terminated as of the applicable Closing Date, and of which no provision shall have been amended or waived as of the applicable Closing Date without the prior written consent of the Required Holders (as defined in Section 9(e)).

(ix)             The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities.

(x)               If the applicable Closing Date is (i) the Second Closing Date, the First Closing Date shall have been completed and (ii) the Third Closing, the First Closing Date and the Second Closing Date shall have been completed.

(xi)             Such Buyer shall have received the Company's wire instructions on Company letterhead duly executed by an authorized executive officer of the Company.

(xii)          Each of the Company's Subsidiaries shall have executed and delivered to such Buyer the Guarantee Agreement.

(xiii)        The Collateral Agent shall have received all documents, instruments, filings and recordations and searches reasonably necessary in connection with the perfection of a valid security interest in the Collateral of the Company and each of its Subsidiaries, and, in the case of UCC filings, such filings shall be in proper form for filing.

(xiv)         The Collateral Agent shall have received the results of searches (including comparable searches in any jurisdiction outside the United States) for any effective UCC financing statements, tax liens or judgment liens filed against the Company or any of its Subsidiaries or any property of any of the foregoing, which results shall not show any such liens (other than Permitted Liens acceptable to the Collateral Agent).

(xv)           The Collateral Agent shall have received the Security Agreement, duly executed by the Company and each of its Subsidiaries, together with the original stock certificates representing all of the equity interests and all promissory notes required to be pledged thereunder, accompanied by undated stock powers and allonges executed in blank and other proper instruments of transfer.

(xvi)         The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

8.      TERMINATION. In the event that the First Closing shall not have occurred with respect to a Buyer on or before five (5) Business Days from the date hereof due to the Company's or such Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date by delivering a written notice to that effect to each other party to this Agreement and without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 8, the Company shall remain obligated to reimburse the Lead Investor or its designee(s), as applicable, for the expenses described in Section 4(d) above.

9.      MISCELLANEOUS.

(a)   Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. In addition to, but not in limitation of, any other rights of a Buyer hereunder, if (a) this Agreement is placed in the hands of an attorney for collection of any indemnification or other obligation hereunder then outstanding or enforcement or any such obligation is collected or enforced through any legal proceeding or a Buyer otherwise takes action to collect amounts due under this Agreement or to enforce the provisions of this Agreement or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors' rights and involving a claim under this Agreement, then the Company shall pay the costs incurred by such Buyer for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys' fees and disbursements.  The Company expressly acknowledges and agrees that no amounts due under this Agreement shall be affected, or limited, by the fact that the Purchase Price paid for the Notes was less than the original principal amount thereof.

(b)   Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile or .pdf signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or .pdf signature.

(c)   Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d)   Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(e)            Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Buyers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least a majority of the applicable Securities and shall include the Required Holders.; provided, however, that the provisions of Section 4(j) cannot be amended without the additional prior written approval of the Collateral Agent or its successor. Any amendment or waiver effected in accordance with this Section 9(e) shall be binding upon each Buyer and holders of the applicable Securities and the Company. No such amendment shall be effective to the extent that it applies to less than all of the Buyers or holders of the applicable Securities then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to the Transaction Documents, holders of Notes or holders of the Warrants, as the case may be. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise. As used herein, "Required Holders" means the Lead Investor; provided, however, that, at any time after the First Closing when neither the Lead Investor nor any of its affiliates holds any Securities, Required Holders shall mean holders of at least a majority of the principal amount of Notes then outstanding.

(f)    Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement or any of the other Transaction Documents must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon delivery, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or by electronic mail; (iii) upon delivery, when sent by electronic mail (provided that the sending party does not receive an automated rejection notice); or (iv) one (1) Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to the Company:

Leading BioSciences, Inc.

5800 Armada Drive, Suite 210

Carlsbad, CA 92008

Attention: JD Finley

Email: jd.finley@leadingbiosciences.com

With a copy to:

Cooley LLP

4401 Eastgate Mall

San Diego, CA 92121

Attention: Karen Elizabeth Deschaine, Esq.

E-mail: kdeschaine@cooley.com

If to a Buyer, to its address, facsimile number and e-mail address set forth on the Schedule of Buyers, with copies to such Buyer's representatives as set forth on the Schedule of Buyers,

With a copy (for informational purposes only) to:

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Telephone: (212) 756-2000
Facsimile: (212) 593-5955
Attention: Eleazer N. Klein, Esq.
E-mail: eleazer.klein@srz.com

or to such other address, facsimile number and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) calendar days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine or e-mail containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g)   Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes or the Warrants. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders, including by way of a Fundamental Transaction (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes and Warrants). A Buyer may assign some or all of its rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights. For the avoidance of doubt, each Buyer may, without the consent of the Company, assign some or all of its right of participation set forth in Section 4(k)(ii) to any other Person approved by the Required Holders, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights, and which assignment may occur (x) prior to receiving an Offer Notice or (y) after receiving an Offer Notice up to the date of execution and delivery by the Company and the Buyers of a purchase agreement relating to the Offered Securities.

(h)   No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnitee (as defined below) shall have the right to enforce the obligations of the Company with respect to Section 9(k).

(i)     Survival. Unless this Agreement is terminated under Section 8, the representations and warranties of the Buyers and the Company contained in Sections 2 and 3, and the agreements and covenants set forth in Sections 4, 5 and 9 shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j)     Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)   Indemnification.

(i) In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

(ii)       Promptly after receipt by an Indemnitee under this Section 9(k) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim for indemnification in respect thereof is to be made against any indemnifying party under this Section 9(k), deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnitee to be paid by the indemnifying party, if, in the reasonable opinion of the Indemnitee, the representation by such counsel of the Indemnitee and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceeding. Legal counsel referred to in the immediately preceding sentence shall be selected by the Buyers holding at least a majority of the Securities issued and issuable hereunder. The Indemnitee shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Indemnified Liabilities by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnitee that relates to such action or Indemnified Liabilities. The indemnifying party shall keep the Indemnitee fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnitee, which consent shall not be unreasonably withheld conditioned or delayed, consent to entry of any judgment or enter into any settlement or other compromise which (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liabilities or litigation, (ii) requires any admission of wrongdoing by such Indemnitee, or (iii) obligates or requires an Indemnitee to take, or refrain from taking, any action. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnitee under this Section 9(k), except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(iii)       The indemnification required by this Section 9(k) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred.

(iv)       The indemnity agreements contained herein shall be in addition to (x) any cause of action or similar right of the Indemnitee against the indemnifying party or others, and (y) any liabilities the indemnifying party may be subject to pursuant to the law.

(l)     No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m)        Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(n)   Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o)   Payment Set Aside. To the extent that the Company makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

(p)   Independent Nature of Buyers' Obligations and Rights. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as, and the Company acknowledges that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group, and the Company shall not assert any such claim with respect to such obligations or the transactions contemplated by the Transaction Documents and the Company acknowledges that the Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges and each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

LEADING BIOSCIENCES, INC.

By:	/s/ Thomas M. Hallam
Name: Thomas M. Hallam, PhD,
Title: Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS: ALTIUM GROWTH FUND, LP By: Altium Capital management, LP
By: /s/ Mark Gottlieb Name: Mark Gottlieb Title: Signatory

Maximum Percentage to be included in the Warrants:

☒ 4.99%

☐ 9.99%

[Signature Page to Securities Purchase Agreement]

SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)	(11)	(12)
Buyer	Address and Facsimile Number	Aggregate Principal Amount of Notes at First Closing	Number of Warrant Shares at First Closing	Aggregate Principal Amount of Notes at Second Closing	Number of Warrant Shares at Second Closing	Aggregate Principal Amount of Notes at Third Closing	Number of Warrant Shares at Third Closing	First Purchase Price	Second Purchase Price	Third Purchase Price	Legal Representative's Address and Facsimile Number
Altium Growth Fund, LP	c/o Altium Capital Management, LP 551 5th Avenue, 19th Floor (Suite 1920) New York, NY 10176 Attention: Joshua Thomas Telephone: 212-259-8404 E-mail: jthomas@altiumcap.com	$1,666,666.67	3,460,687	$1,666,666.67	3,460,687	$1,666,666.67	3,460,687	$1,250,000	$1,250,000	$1,250,000	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376 E-mail: eleazer.klein@srz.com
TOTAL		$1,666,666.67	3,460,687	$1,666,666.67	3,460,687	$1,666,666.67	3,460,687	$1,250,000	$1,250,000	$1,250,000